Rule 497(e)
File Nos.:	002-85378
811-3462

SUPPLEMENT DATED DECEMBER 7, 2015
TO PROSPECTUS DATED APRIL 30, 2015

Effective December 31, 2015, the Strategic Growth Fund will change its name to Global Opportunities Fund.

All references to Strategic Growth Fund in the prospectus are hereby amended to read Global Opportunities Fund.

Effective December 31, 2015, the prospectus is amended as follows:

“Principal Investment Strategies” section of the Global Opportunities Fund on page 20 is updated as follows:

The second paragraph is deleted in its entirety and replaced by the following paragraph:

“Other than as provided for below, the Fund is fully invested in the equity market at all times and holds a fixed allocation across six distinct investment categories. The mix of investments selected to represent each investment category is variable and actively managed by utilizing the Adviser’s quantitative models and by employing a strategic investment selection process. Under normal circumstances, the Fund will invest at least 40% of its net assets in holdings outside the United States, representing at least three different countries. The current target allocation is as follows: 40-55% international holdings, 20-25% domestic large cap holdings, 10-15% domestic mid cap holdings, 5-10% domestic small cap holdings, 5-10% real estate holdings, and 5-10% commodities holdings. Because these are target investment allocations, the actual allocations of the Fund’s assets may deviate from the target percentages.”

“Global Opportunities Fund” section on page 31 is updated as follows:

The second paragraph is deleted in its entirety and replaced with the following paragraph:

“While the Fund holds a target allocation across six distinct investment categories, the mix of securities selected to represent each investment category is variable and actively managed by utilizing our tactical selection of stocks and mutual funds. Since the Fund will normally invest at least 40% of its holdings outside the United States and will also have concentrated positions in specific market sectors, such as real estate and commodities, the Fund may be subject to increased volatility.

Investors Should Retain this Supplement for Future Reference